Canaccord Genuity Presentation Nasdaq: SELB August 2018

Safe Harbor / Disclaimer Any statements in this presentation about the future expectations, plans and prospects of Selecta Biosciences, Inc. (“the company”), including without limitation, statements regarding the progress of the Phase 2 clinical trial of SEL-212, the anticipated timing for reporting further data from the Phase 2 trial and advancing into Phase 3 (if at all), whether the product profile of SEL-212 provides mitigation of ADAs enabling repeat dosing and sustained serum uric acid control, whether 5-monthly combination doses of SEL-212 have the potential to extend efficacy over the entire treatment period, the company’s ability to define its design for the Phase 3 program with the FDA at its End-of- Phase 2 meeting or at all, the ability of SEL-212 to provide better and more sustained serum uric acid control, fewer flares, and less frequent dosing compared with recent data reported with the current FDA-approved uricase, whether patients receiving SEL-212 will be able to complete full therapy cycles over 6 months, whether SEL-212 data will continue to show low incidence of gout flares initially and over time during SEL-212 therapy, whether SEL-212 will continue to be generally well-tolerated, statements regarding the design and potential significance of a head-to-head trial of SEL-212 and Krystexxa, statements regarding the progress and enrollment of the Phase 1 trial for SEL-403 in mesothelioma, the potential Phase 1 study of SEL-403 in patients with pancreatic cancer in cooperation with NCI, the ability of the company’s SVP platform, including SVP- Rapamycin, to mitigate unwanted immunogenicity, unlock the full potential of biologic therapies, enable new therapies and improve the efficacy and safety of existing biologics, the potential of SEL-212 to treat severe gout patients, resolve their debilitating symptoms, and to change the chronic severe gout treatment paradigm, the potential of SEL-403 to treat mesothelioma, the potential treatment applications for products utilizing the SVP platform in areas such as enzyme therapy, gene therapy, oncology therapy, vaccines and treatments for allergies and autoimmune diseases, the company’s plan to apply its SVP platform to a range of biologics for rare and serious diseases, statements regarding the potential of the company to enter into collaborations and licenses in a range of therapeutic areas, the potential of the company’s two gene therapy product candidates to enable repeat administration, whether SEL-212 holds billion dollar potential, the sufficiency of the company’s capital resources to fund its operating expenses and capital expenditure requirements through the third quarter of 2019, and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including their uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials, the unproven approach of the company’s SVP technology, potential delays in enrollment of patients, undesirable side effects of the company’s product candidates, its reliance on third parties to manufacture its product candidates and to conduct its clinical trials, the company’s inability to maintain its existing or future collaborations or licenses, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, substantial fluctuation in the price of its common stock, and other important factors discussed in the “Risk Factors” section of the company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or SEC, on August 8, 2018, and in other filings that the company makes with the SEC. In addition, any forward-looking statements included in this presentation represent the company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The company specifically disclaims any obligation to update any forward-looking statements included in this presentation. 2

Corporate Overview • Clinical-stage company applying proprietary Synthetic Vaccine Particle (SVP™) platform to mitigate unwanted immunogenicity and unlock the full potential of biologic therapies • Expect to begin Phase 3 in 2018 with SEL-212 (SVP-Rapamycin + pegsiticase) for chronic severe gout; current data suggest product profile may provide: 1) Better and more sustained serum uric acid control; 2) Fewer flares; and 3) Once monthly dosing; versus FDA approved uricase • Plan to present Phase 2 data from patients who have received 5 monthly combination doses of SEL-212 at the American College of Rheumatology (ACR) meeting Oct. 19th-24th • Ongoing Phase 1 trial of SEL-403 (SVP-Rapamycin + LMB-100) for mesothelioma • Proprietary gene therapy candidates in preclinical development • License agreement in place with Spark Therapeutics, with additional potential for collaborations and licenses in a range of therapeutic areas 3

Immunogenicity is Well Recognized as a Serious Challenge for Biologic Therapies

IMMUNOGENICITY'S IMPACT

COMPROMISED EFFICACY
Anti-drug antibodies (ADAs) neutralize therapeutic benefit

SAFETY RISK
Hypersensitivity reactions can impact patients

UNPREDICTABLE RESPONSE
Changed PK/PD through drug-ADA interaction


SCIENTIFIC AMERICAN
January 2018 Edition
WAR AGAINST OURSELVES

> "With the explosion of biologic products on the market and in *research pipelines, we've* become very concerned about the effectiveness and safety of *these drugs."*
>
> – Amy Rosenberg, MD, Director, Division of Biotechnology Products Review and Research, FDA

The New York Times

When the Immune System Thwarts Lifesaving Drugs



Patients often produce antibodies to the very treatments keeping them alive, sometimes to disastrous effect...

By GINA KOLATA

May 15, 2017

SELECTA Biosciences

4

Mitigating Unwanted Immunogenicity via Selecta’s SVP-Rapamycin Technology Platform Spleen • By dosing the “free biologic” it distributes broadly to desired SVP-Rapamycin Biologic drug Dendritic cell sites of action • Some of the biologic co- localizes with dendritic cells Targeting that have taken up SVP- immune cells Rapamycin Sending precise instructions • The dendritic cells then induce Naïve T cell regulatory T cells that circulate Implementing Helper T cell throughout the body and the message suppress immune responses B cell against the biologic (i.e. ADAs) Inducing a tolerogenic Regulatory response to a biologic T cell  drug (antigen) Preventing ADAs Potential to enable new therapies and improve efficacy/safety of existing biologics 5 Kishimoto et al., Improving the efficacy and safety of biologic drugs with tolerogenic nanoparticles, Nature Nanotechnology, Aug. 2016

SEL-212 for Chronic Severe Gout

SEL-212: Advancing a Potential New Treatment Option for Chronic Severe Gout Patients Ownership • In-licensed pegsiticase in 2014; combined with SVP-Rapamycin to form SEL-212 Rare and Serious Disease • ~160,000 adults with chronic severe gout treated by U.S. rheumatologists • Debilitating flares and joint-damaging arthritis caused by uric acid deposits; risk of renal and cardiovascular disease Immunogenicity Barrier • Uricases are highly effective in breaking down uric acid deposits, but are foreign to the human immune system, causing immunogenicity in nearly all patients that can negate efficacy and present safety risks Clear Clinical Path • Serum uric acid level reduction – a robust FDA/EMA primary endpoint for approval – can be seen rapidly upon dosing; easy to measure; maintenance strongly correlated with low/negative ADA titers • Adult patient population with rapid enrollment potential 7

Today’s Unmet Needs in Chronic Severe Gout • Monthly dosing (vs. biweekly for today’s FDA approved uricase therapy) • Ability to complete full therapy cycles (6 months) - Persistent reduction in Serum Uric Acid levels (SUA) - Elimination of tophi • Gout flare reduction • Avoidance of “off-label” and global immunosuppressive therapies We believe SEL-212 has the potential to address these unmet needs and holds billion-dollar potential 8

Current Stage of SEL- SEL-212 Clinical Development Plan 212 Development DETERMINATION OF DOSE REGIMEN TO TAKE INTO PHASE 3 PHASE 3 PROGRAM WITH DEFINED DOSE REGIMEN Phase 1 a Dose Finding Phase 2 Dose Ranging Pegsiticase Five monthly injections; 6 Monthly Combination Injections of SEL-212 (N= 22) including 5-combo doses Matrix approach to find best doses of the two Phase 1 b components: Dose Finding • SVP-Rapamycin Primary Clinical Endpoint: SVP-Rapamycin • Pegsiticase +/- pegsiticase Serum uric acid < 6 mg/dl (N= 63) (N = 152) measured at month 3 and 6 4

Phase 2 Trial Overview Enrollment Criteria • Patients with symptomatic gout and serum uric acid levels >6 mg/dL Primary/Secondary • Safety, tolerability and pharmacokinetics of multiple doses of SEL-212 and pegsiticase alone • Reduction of serum uric acid levels Endpoints • Reduction of ADA levels Design • Multiple ascending dose cohorts • Control cohorts: pegsiticase alone every 28 days for up to five doses Dosing • Cohorts 13,15,17: SEL-212 every 28 days for five doses • Every other cohort: SEL-212 every 28 days for three doses followed by two doses of pegsiticase alone Stopping Rules • Dosing stopped upon loss of sUA control at Days 21 after a dose As of April 2 • 152 patients dosed at 15 U.S. clinical sites 10

Expanded Phase 2 Data at 3 Months Show 81% of Patients With Control of SUA <6 mg/dl Pegsiticase + SVP-Rapamycin SEL-212 1 0 0 Pegsiticase 0.2 or 0.4 mg/kg 81% (22/27) SVP-Rapamycin 5 0 0.125 - 0.15 mg/kg 0 % Pts. SUA mg/dL SUA <6 Pts. % 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 Week 0.2 or 0.4 mg/kg Pegsiticase Patients evaluable at 12 weeks who received a full first dose and completed treatment cycle 1 1 0 0 1 0 0 5 0 Pegsiticase 5 0 0.2 or 0.4 mg/kg 17% (1/6) 0 0 % Pts. SUA mg/dL SUA <6 Pts. % 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 Week 11 Unaudited data reported as of June 04, 2018 | Clinicaltrials.gov NCT02959918

Cohort 10: 0.125 mg/kg of SEL-110 + 0.4 mg/kg of SEL-037 Patient 0.125 0.125 0.125 0 0 SEL-110 0.4 0.4 0.4 0.4 0.4 SEL-037 1 0 1 0 5 8 4 6 1 0 4 1 0 3 106-0060 2 0 1 0 2 1 0 1 0 5 8 4 6 1 0 102-0019 4 1 0 3 2 0 1 0 2 1 0 1 0 5 8 4 6 1 0 107-0012 4 3 1 0 2 0 1 0 2 1 0 1 0 5 7 of 8 evaluable patients 8 1 0 4 6 107-0014 Anti ) 4 1 0 3 2 0 1 0 2 (87.5%) maintained UA control 1 0 1 0 5 8 4 dL 6 1 0 111-0010 4 3 1 0 - after 3 monthly doses of SEL- 2 0 1 0 2 Uricase Antibody Titer 1 2 1 0 5 1 0 8 1 0 4 110 and SEL-037 6 110-0031 3 4 1 0 2 0 1 0 2 1 0 1 0 5 8 4 107-0024 6 1 0 4 1 0 3 2 0 1 0 2 1 0 1 0 5 8 4 106-0061 6 1 0 4 A 1 0 3 2 0 1 0 2 1 0 1 0 5 8 4 111-0009 6 F 1 0 4 1 0 3 2 0 1 0 2 1 0 1 0 5 Stopping rules met 8 A 4 112-0002 6 1 0 4 3 Serum Uric Acid (mg/ Acid Uric Serum D 1 0 2 0 1 0 2 1 0 1 0 5 D Withdrawn due to protocol deviation 8 4 112-0001 6 1 0 4 E 3 1 0 2 0 1 0 2 5 Discontinuation due to infusion reaction 1 0 1 0 E 8 4 111-0011 6 1 0 4 D 1 0 3 2 0 1 0 2 Withdrawal of consent 1 0 1 0 5 F 8 4 117-0005 6 1 0 4 1 0 3 2 G 0 1 0 2 SAE; non-study drug related 5 G 1 0 1 0 8 4 107-0022 6 1 0 4 H 3 1 0 2 0 1 0 2 H Discontinuation due to TEAE 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 Week 12 Unaudited data reported as of June 04, 2018 | Clinicaltrials.gov NCT02959918

Cohort 11: 0.15 mg/kg of SEL-110 + 0.2 mg/kg of SEL-037 0.15 0.15 0.15 0 0 SEL-110 Patient 0.2 0.2 0.2 0.2 0.2 SEL-037 1 0 1 0 5 8 4 6 1 0 117-0003 4 3 1 0 2 0 1 0 2 1 0 1 0 5 8 4 6 1 0 106-0086 3 4 1 0 2 0 1 0 2 1 0 1 0 5 8 of 10 evaluable patients 8 4 111-0018 6 1 0 4 1 0 3 2 (80%) maintained UA control 0 1 0 2 1 0 1 0 5 8 Anti 4 110-0034 ) 6 1 0 after 3 monthly doses of SEL- 4 1 0 3 2 0 1 0 2 dL 1 0 1 0 5 110 and SEL-037 8 4 6 1 0 - 106-0092 Uricase Antibody Titer 4 1 0 3 2 0 1 0 2 1 0 1 0 5 8 4 106-0093 6 1 0 4 1 0 3 2 0 1 0 2 1 0 1 0 5 8 4 102-0024 6 1 0 4 1 0 3 2 0 1 0 2 1 0 1 0 5 8 4 104-2021 6 1 0 4 1 0 3 2 0 1 0 2 1 0 1 0 5 8 4 104-2026 6 1 0 4 A 3 1 0 2 0 1 0 2 1 0 1 0 5 8 4 103-0022 6 D A 1 0 4 1 0 3 2 2 Serum Uric Acid (mg/ Acid Uric Serum 0 1 0 1 0 1 0 5 8 E 4 6 1 0 106-0084 4 3 Stopping rules met 1 0 A 2 0 1 0 2 1 0 1 0 5 8 Withdrawn due to protocol deviation 4 6 F 1 0 D 103-0025 4 1 0 3 2 0 1 0 2 Discontinuation due to infusion reaction 1 0 1 0 5 E 8 4 6 D 1 0 111-0019 4 1 0 3 Withdrawal of Consent 2 F 0 1 0 2 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 Week 13 Unaudited data reported as of June 04, 2018 | Clinicaltrials.gov NCT02959918

Cohort 12: 0.15 mg/kg of SEL-110 + 0.4 mg/kg of SEL-037 0.15 0.15 0.15 0 0 SEL-110 Patient 0.4 0.4 0.4 0.4 0.4 SEL-037 1 0 1 0 5 8 4 111-0012 6 1 0 4 1 0 3 2 0 1 0 2 1 0 1 0 5 8 4 111-0013 6 1 0 4 1 0 3 2 0 1 0 2 1 2 1 0 5 1 0 8 1 0 4 111-0015 6 4 1 0 3 2 0 1 0 2 1 0 1 0 5 8 4 6 1 0 110-0028 Anti ) 4 1 0 3 2 0 1 0 2 5 7 of 9 evaluable patients (78%) 1 0 1 0 8 4 106-0079 dL 6 1 0 4 3 1 0 - 2 maintained UA control after 3 0 1 0 2 Uricase Antibody Titer 1 0 1 0 5 8 4 107-0021 6 1 0 monthly doses of SEL-110 4 1 0 3 2 0 1 0 2 1 0 1 0 5 8 and SEL-037. Two still 4 103-0028 6 1 0 4 1 0 3 2 0 1 0 2 ongoing. 1 0 1 0 5 8 4 115-0002 6 1 0 4 1 0 3 2 0 1 0 2 1 2 1 0 5 1 0 8 1 0 4 115-0005 6 4 1 0 3 2 0 1 0 2 1 0 1 0 5 8 4 107-0017 6 1 0 4 A 1 0 3 2 0 1 0 2 1 0 1 0 5 8 4 106-0073 6 1 0 Serum Uric Acid (mg/ Acid Uric Serum 4 A 1 0 3 2 0 1 0 2 1 0 1 0 5 8 4 6 1 0 110-0026 4 3 G 1 0 2 0 1 0 2 1 0 1 0 5 A Stopping rules met 8 4 106-0077 6 1 0 4 F 1 0 3 2 Withdrawal of consent 2 F 0 1 0 1 0 1 0 5 8 4 SAE; non-study drug related 110-0030 6 1 0 G 4 F 1 0 3 2 0 1 0 2 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 Week 14 Unaudited data reported as of June 04, 2018 | Clinicaltrials.gov NCT02959918

Data Continue to Suggest Low Flare Rates During SEL-212 Therapy – All Phase 2 Patients to Date % of Patients Experiencing Flares in Month 6 0 5 0 4 0 2 7 1 9 2 0 1 4 % of Patients w/Flare Patients of % 6 3 0 1 1 2 3 4 5 Pegsiticase Alone SEL-212* • Data indicate SEL-212 lowers flares initially and over time during treatment • Urate lowering therapies typically increase the incidence of flares at the beginning of therapy * Patients who received a full first dose and completed treatment cycle; Month 1 N=113, Month 2 N=73, Month 3 N=55, Month 4 N=43 , Month 5 N=35 15 Unaudited data as of May 29, 2018 | Clinicaltrials.gov NCT02959918

SEL-212 Phase 2 Overview and Summary of New Data Presented at EULAR Summary of new data presented at EULAR • 3-month data show SEL-212 product profile may provide: • Mitigation of ADAs enabling repeat dosing and sustained serum uric acid control: ~81% of patients with sUA <6 mg/dl • Low flare rate in the first month : 33% for new SEL-212 Cohorts; 27% for all SEL-212 Cohorts in the trial • Less frequent dosing: Monthly compared to weekly/bi-weekly dosing for FDA-approved uricase Next Steps for the SEL-212 Program • 5-monthly SEL-212 combination doses have potential to extend efficacy over entire treatment period • Patient cohorts are now receiving their 4th and 5th of 5 monthly doses of SEL-212 combination therapy • Data from patients receiving 5 monthly doses of SEL-212 to be presented at ACR, October 19th -24th Phase 3 program initiation in a couple of clinical trial sites expected in 2018 16

SEL-212 Safety For the Total Phase 2 Patient Population •SEL-212 has been generally well tolerated at clinically active doses following >380 administrations •Seventeen SAEs reported in the ongoing Phase 2 trial: • Nine were reported not to be or unlikely to be related to study drug • Eight infusion reactions: • Four in cohorts receiving pegsiticase alone or pegsiticase in combination with the lowest dose of SVP-Rapamycin, as anticipated • Two due to protocol deviations related to dosing errors • Two during a repeat dose of SEL-212 in higher (0.1 – 0.15 mg/kg) dose cohorts • None occurred after treatment period 2 •All SAEs were successfully treated without further issues 17 Unaudited data reported as of May 29, 2018 | Clinicaltrials.gov NCT02959918

SEL-212 EULAR-Cohort Data Compared to KRYSTEXXA® ACR Data

Category	SEL-212 (12 weeks)	KRYSTEXXA® (16 weeks)+
sUA control	81%++	44%
Gout flare %	33%	52%
Dosing regimen	3 monthly injections	3 weekly followed by 7 bi-weekly injections

+Krystexxa results from "Initial Clinical Study to determine whether a tolerizing regimen of pegloticase can increase frequency of subjects having sustained *lowering of serum urate." Kenneth E. Saag, Mitchell Finemann, Alan Kivitz, Herbert Baraf, Roy Fleishmann, Arthur Kavanaugh,* and Peter Lipsky; ACR Poster 2017

++ Defined as % of evaluable patients at 12 weeks with sUA <6 mg/dl who received a full first dose and completed treatment cycle 1

SELECTA Biosciences

Unaudited SEL-212 data reported as of June 1, 2018 | Clinicaltrials.gov NCT02959918

18

Next Step for SEL-212 in 2018 SEL-212 PHASE 3 PROGRAM • Phase 2 data will be presented from patients receiving 6 Monthly Combination Injections of SEL-212 against five combination placebo doses of SEL-212 at ACR October 19th- 24th • Phase 3 program expected to begin in 2018 Primary Clinical Endpoint: Serum uric acid < 6 mg/dl measured at month 3 and 6 Additional possible studies include: • Head to Head versus Krystexxa • Krystexxa Failures

SEL-403 for Mesothelioma

SEL-403: A Highly Potent Recombinant Pseudomonas Immunotoxin Targeting Mesothelin Ownership • In-licensed LMB-100 from NCI in April 2017; up to $9.25 million in milestones; low single-digit royalties • Combination with SVP-Rapamycin now known as SEL-403 Rare and Serious Disease • Mesothelin expressed in virtually all mesotheliomas (~3,000 annual U.S. diagnoses1) and pancreatic cancers (~50,000); high percentage of ovarian, lung, breast cancers • Certain solid tumors are particularly hard to treat and have remained evasive to immunotherapy approaches Immunogenicity Barrier • LMB-100 induces inhibitory antibodies upon first dose in almost all patients, limiting dosing to one or two administration cycles; insufficient to control tumor • Global immunosuppressants ineffective in preventing ADAs in a vast majority of patients • SVP allowed 3+ treatment cycles in pre-clinical models, restoring LMB-100 anti-tumor activity • Initial repeat dose data from ongoing SEL-212 Phase 2 encouraging for this application Clear Clinical Path • Both components of SEL-403 (SVP-Rapamycin and LMB-100) have been in the clinic in separate trials • FDA acceptance of IND for combination treatment announced in January; First patient dosed in March 2018 1. Beebe-Dimmer et al., Mesothelioma in the United States: a Surveillance, Epidemiology, and End Results (SEER) – Medicare investigation of treatment patterns and overall survival, Clin Epidemiol., Oct. 2016 21

Immunotoxin LMB-100 LMB-100 Mesothelin is overexpressed on many solid tumors • LMB-100: Pseudomonas exotoxin A • Mesothelioma (>90%) linked to antibody Fab targeting mesothelin • Pancreatic cancer (>90%) • Technology was licensed to Roche Ira Pastan, M.D. • Ovarian cancer (70%) Head, Molecular but later returned to NCI Biology Section • Efficacy was limited by • Lung cancer (50%) National Cancer Institute immunogenicity after one or two • Breast cancer (34%) cycles in most patients • Currently in Phase 1 clinical trials 22

Clinical Activity of SS1P (LMB-100 Precursor) in Mesothelioma Patient 1 4 Treatment Cycles • Widely metastatic peritoneal mesothelioma • Survived 32 months Sum of target of target Sum(cm)lesions Months after treatment Before treatment 1.6 months 8 months 6 Treatment Cycles Patient 2 • Extensive pleural mesothelioma • Survived >6 years Sum of target of target Sum(cm)lesions Months after treatment Day 12 3 months 15 months While patients receiving ≥4 cycles showed major anti-tumor response, immunogenicity limited treatment to 1 or 2 cycles for most patients despite use of immunosuppressive therapy 23 Science Translational Medicine. 2013 Oct 23;5(208).

Preclinical Data Supports the Benefits of SVP-Rapamycin + LMB-100 Combination Therapy

SEL-403



Prevents formation of anti-drug antibodies



Anti-LMB-100 Antibody
Anti-LMB-100 IgG (µg/ml)
400
300
200
100
0
LMB-100
LMB-100 + SVP
0
2
4
6
8
Week
LMB-100
SVP

Restores LMB-100's anti-tumor response



Tumor Growth
Tumor size (mm3)
2500
2000
1500
1000
500
Saline
LMB-100
LMB-100+SVP
-10
-5
0
5
10
15
20
Days since tumor inoculation

SVP alone does not accelerate tumor growth



Tumor Growth
Tumor size (mm3)
1500
1000
500
0
Saline
SVP-Rapamycin
0
10
20
30
Days since tumor inoculation

SELECTA Biosciences

Proc Natl Acad Sci U S A. 2018 Jan 23;115(4):E733-E742

24

SEL-403 In Clinical Phase 1 at NCI • Enrolled the first patient of a dose-escalating Phase 1 trial in March 2018 under a CRADA at NCI (NCT03436732) • Enrolling up to 18 patients with malignant pleural or peritoneal mesothelioma who have undergone at least one regimen of chemotherapy • Patients to receive four treatment cycles of the combination product candidate • Primary objective: Evaluate the safety and tolerability of the combination therapeutic candidate in the study population • Additional measurements: Objective Response Rates and ADA titers • Company working with NCI to potentially conduct Phase 1 study in patients with pancreatic cancer 25 CRADA #3157 with NCI

Proprietary & Licensed Gene Therapy Programs

Selecta’s Proprietary Gene Therapy Programs Ownership • Two proprietary gene therapies utilizing Anc80 and AAV + SVP-Rapamycin (SEL-302 & SEL-313) Rare and Serious Disease • Two rare inborn error of metabolism: Methylmalonic Acidemia (MMA) and Ornithine Transcarbamylase (OTC) Deficiency • Onset in early infancy; significantly reduces life expectancy Immunogenicity Barrier • Infants require treatment prior to metabolic crisis to avoid CNS effects; retreatment likely needed as patients grow • Repeat systemic gene therapy dosing currently not possible due to neutralizing antibodies to viral capsid • Cellular immune responses to the liver are an additional potential barrier Clear Clinical Path • Lead gene therapy program is SEL-302 for MMA • Clinical endpoints include: Methylmalonyl-CoA mutase and MMA levels • Expect to file IND in 2019 27

Benefits of ADA Mitigation in Gene Therapy Inhibiting Liver Allowing for Repeat Dosing Inflammation from First Dose And Dose Titration SVP or Empty NP SVP or Empty NP SVP or Empty NP + AAV8 + AAV8-Luc AAV8-Factor IX Day 0 Day 0 21 54 CD8 T cell Liver Infiltrates Anti-AAV8 Antibody Titer r ) 5 t e 2 5 0 0 0 t i C 4 T  2 0 0 0 0 8  ( V 3 1 5 0 0 0 A A A N 2 1 0 0 0 0 - i R t 5 0 0 0 1 n m A 8 0 0 D 0 2 0 4 0 6 0 C -1 D a y s S V P E m p ty N P Serum Factor IX Expression Serum ALT Enzyme Levels ) 200000 L m 2 0 ** /ml) SVP-Rapamycin / 160000 U ng m Empty NP 1 5 ( 120000 y t i 80000 v 1 0 i t c 40000 a 5 T Human FIX ( FIX Human 0 L A 0 S V P E m p ty N P 34 41 54 Days 28 Meliani et al., Nature Communications, In Press

Demonstration of the Role of Regulatory T Cells Effect can be Transferred to a Recipient T Reg Depletion Negates Effect AAV8-Luc +/- SVP AAV8-Luc +/- SVP PRIME CHALLENGE DONOR Transfer splenocytes Day 0 14 AAV8-hFIX Day 0 19 20 21 32 RECIPIENT Anti-CD25 Treg Depletion Day 0 1 28 Anti-AAV8 IgG levels in recipient mice (Day +14) Anti-AAV8 IgG levels (Day 32) 5 0 ) *** ) 2 0 L L * * * ** m / 4 0 m g / n g ( 1 5 (  3 0 G G g I g I 8 1 0 2 0 V 8 A V A - A i 1 0 t A 5 n - i a t n 0 a 0 S V P -R a p a m y c in + + - - E m p ty N P S V P ** P < 0.01, *** P < 0.001 T re g d e p le tio n - + - + 29 Meliani et al., Nature Communications, In Press

Anc80/synMUT Proof of Concept in Mouse Model of MMA at ASGCT 2017 Reducing MMA Levels With Increasing Weight Gain Preventing Anti-Anc80 Anc80 and AAV8 Following Treatment Antibodies via SVP-Rapamycin Anc80 or AAV8 Retro Orbital Anti-Anc80 Antibodies injection Weight Gain in 12 days (%) 2 .0 2 0 0 0 ** (P = 0.036) D a y 7 35 ) 0 D a y 1 2 NS (P = 0.44) 7 A n c 8 0 -h A A T -M u t4 5 e 1 2 V G 5 30 - D a y 1 9 A A V 8 -h A A T -M u t4 5 e 1 2 V G 0 1 .5 5 D a y 2 8 1 5 0 0 4 25 D ) O ( M 20  1 .0 G ( g 1 0 0 0 15 I A 0 M 8 M 10 c n A 0 .5 - i 5 0 0 5 t n Percent weight gain weight Percent 0 A Anc80 AAV8 No Tx 0 .0 0 0 1 0 5 0 1 0 0 0 5 0 1 0 0 1 5 0 2 0 0 (N=3) (N=3) (N=3) D a y s S V P -R a p a m y c in ( g ) 30 Preclinical data generated in mice in collaboration with Dr. Charles Venditti, NIH, and Dr. Luk Vandenberghe, Mass Eye & Ear

Spark Therapeutics License Agreement • December 2016 agreement provides Spark Therapeutics with exclusive worldwide rights to Selecta's SVP technology for up to five gene therapy targets • Among the largest gene therapy and SMID-cap to SMID-cap biotech deals announced to date • Initial focus on combination of SVP with Spark’s Hemophilia A gene therapy • Received $30 million of initial cash payments and investments in Selecta equity • Subject to the terms of the license agreement, Spark also agreed to pay to Selecta: - Up to $430 million in milestone payments for each target - Mid-single to low-double-digit royalties on worldwide annual net sales of any resulting commercialized gene therapy 31

Pipeline Indication Preclinical Phase 1 Phase 2 Phase 3 Proprietary ADA Mitigation Programs Chronic Severe Gout SEL-212 Mesothelioma & Pancreatic Cancer SEL-403 Methylmalonic Acidemia (MMA) SEL-302 Ornithine Transcarbamylase Deficiency (OTC) SEL-313 ADA Mitigation Program License Hemophilia A 32

Financial Overview For the Quarter Ended June 30, 2018 March 31, 2018 (In thousands, except share and per share data) Grant & Collaboration Revenue $ - $- Research & Development Expenses 14,407 11,139 General & Administrative Expenses 4,362 4,674 Net Loss Attributable to Common Stockholders $(18,874) $(15,866) Net Loss Per Basic & Diluted Share $(0.84) $(0.71) Wtd. Avg. Common Shares Outstanding – Basic & Diluted 22,355,603 22,345,523 As of June 30, 2018 March 31, 2018 (In thousands) Cash, Cash Equivalents, Marketable Securities, Restricted Cash $66,228 $83,472 Cash runway through Q3 2019 33